UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

ATTENTION – ADJOURNMENT NOTICE AND VOTE REQUEST FOR STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.

NEW MEETING DATE IS FEBRUARY 11, 2026

Dear Stockholder,

The Annual Meeting of Stockholders for StratCap Digital Infrastructure REIT, Inc. originally scheduled for December 19, 2025, at 10:00 AM Eastern Time has been adjourned to allow additional time for stockholders to vote as quorum was not reached. The new meeting date is scheduled for February 11, 2026, at 10:00 am Eastern Time.

Our records indicate that we have not received your vote.

At the rescheduled Annual meeting, you will be asked to elect nine directors of the Company and to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. We ask that you cast your vote in advance of the meeting, regardless of your plans to attend.

Please mark, sign, and return the enclosed ballot to submit your vote. You may visit https://web.viewproxy.com/stratcap/2025 to review the supporting materials, or place your vote online in lieu of signing and sending the enclosed ballot.

If you prefer to call in your vote, you may speak to a live Proxy Specialist toll free at 1-855-206-1377 between the hours of 9:00am -10:00pm Eastern Time, Monday through Friday.

Please vote as soon as possible. Voting will close on February 10, 2026, at 11:59 pm Eastern Time.

Thank you,

StratCap Digital Infrastructure REIT, Inc.